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                                                              EXHIBIT EX-99.2n.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.


/s/ Arthur Andersen LLP

Vienna, Virginia
January 18, 2001